Exhibit 99.2

Quarterly Earnings Conference Call May 12, 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and diluted earning per share for the first quarter and fiscal year 2006 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's Form 10-Q for the quarterly period ended September 30, 2004 under the caption "Risk Factors" in "Part I - Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (10) the risk of interruption of our computer network and telephone operations, including potential slowdown or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Financial Highlights Quarter Ended March 2005 Total revenues - $45.9 million 38% growth compared to the same quarter last year 51% growth in The Work Number services 30% growth in tax management services (formerly referred to as unemployment cost management services) Gross margin - 59.8% 80 basis point improvement over the same quarter last year Earnings from continuing operations $7.1 million, or $0.32 per diluted share 79% growth over the same period last year

Fiscal 2006 Financial Guidance Fiscal year ending March 2006 Total revenues $188 million to $193 million Diluted earnings per share (from continuing operations) $1.02 to $1.10 Quarter ending June 2005 Total revenues $44 million to $46 million Compared to $36.1 million in prior year Diluted earnings per share (from continuing operations) $0.20 to $0.22 Compared to $0.01 in prior year, including $0.12 SEC settlement charge.

TALX Removes Paper for Payroll and HR UC Claims Management UC Tax Planning and Tax Credit Services Automated Hiring Process W-2 Distribution Automated Time Entry and Approval Paperless Pay Employment and Income Verification

Earnings Highlights Quarter Ended March 2005 Revenues of $45.9 million 38% growth over prior year's $33.3 million The Work Number services - 51% growth Tax management services - 30% growth Gross profit increased 40% to $27.4 million from $19.6 million last year Gross margin improved 80 basis points to 59.8% from 59.0% last year The Work Number services - 70.1% Tax management services - 50.9% Tax Mgmt Services TWN Services HRBAS Software and Maintenance 52 46 0 2

Earnings Highlights Quarter Ended March 2005 SG&A expenses decreased 560 basis points to 33.8% of revenues from 39.4% last year Operating margin increased 640 basis points to 26.0% of revenues from 19.6% last year Earnings from continuing operations $7.1 million, or $0.32 per diluted share 79% over the same period last year

Earnings Highlights Year Ended March 2005 Revenues of $158.4 million 27% growth over prior year's $124.4 million The Work Number services - 40% growth Tax management services - 22% growth Gross profit increased 32% to $93.7 million from $71.1 million last year Gross margin improved 190 basis points to 59.1% from 57.2% last year The Work Number services - 71.5% Tax management services - 50.0% Tax Mgmt Services TWN Services HRBAS Software and Maintenance 57 41 0 2

Earnings Highlights Year Ended March 2005 SG&A expenses were 39.8% of revenues, or 38.2%* excluding SEC settlement charge compared to 40.1% last year Operating margin was 19.3% of revenues, or 20.9%* excluding SEC settlement charge compared to 17.1% last year Earnings from continuing operations Including $2.5 million, or $0.12 per share, SEC settlement charge $16.0 million, or $0.74 per diluted share Excluding $2.5 million, or $0.12 per share, SEC settlement charge $18.5 million*, or $0.86* per diluted share 48% over the same period last year SG&A Operating Continuing Ops * Reconciliation: % of Rev Margin Earnings EPS GAAP 39.8% 19.3% $16.0 MM $0.74 SEC settlement charge (1.6%) 1.6% 2.5 MM 0.12 Excluding SEC settlement charge 38.2% 20.9% $18.5 MM $0.86

Cash flow from operating activities Three months: $7.8 million compared to $5.2 million last year Year: $30.0 million compared to $21.6 million last year Uses of cash Three months Year Acquisitions $ -- $ 59.3 million Debt repayments 3.0 million 10.5 million Dividend payments 0.8 million 3.0 million Capital expenditures 2.1 million 8.4 million Cash Flow Highlights Three Months and Year Ended March 2005

Financial Position Highlights March 31, 2005 Cash and investments - $19.0 million $15.8 million at December 31, 2004 $10.0 million at March 31, 2004 Debt - $57.5 million $50.0 million at March 31, 2004 $18.0 million current year borrowings for acquisitions $10.5 million repaid year to date Basic days sales outstanding in accounts receivable - 39 days 44 days at December 31, 2004 42 days at March 31, 2004 Treasury stock 42,275 shares at March 31, 2005, with an average price of $9.27 per share

Growth Drivers Organic Growth Initiatives The Work Number services Tax management services Cross-Selling Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions

Organic Growth Initiatives The Work Number Services Add Records to the Database Direct sales Partner with HR outsourcers and payroll providers Grow Revenue in Excess of the Database Growth Regular price increases Add new verifiers - pre-employment, consumer finance, new industries Expand REACH within existing verifier clients Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Identify additional usages within verifiers Expand REACH within existing employer clients Re-rollout the service for clients who do not meet industry benchmarks Dedicate Client Relationship Managers to TWN clients, instead of supporting multiple services Help clients fix "holes" in their processes Add new applications

Organic Growth Initiatives Tax Management Services Include Fee Escalation Provisions in UC eXpress Contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle Standard UC eXpress Services Claims contingencies Hearings Tax rate verifications e-Training - "TALX Learning Solutions" New Applications Cross-Sell New Federal and State Tax Credit and Incentive Services

Cross-Selling Success Sample: 170 Clients Fiscal 2002 Fiscal 2003 Fiscal 2004 Fiscal 2005 One Service 112 78 61 54 Two Services 47 63 68 58 Three Services 7 22 27 35 Four Services 3 5 12 18 Five Services 0 1 1 3 Six Services 0 0 0 1 Since Fiscal 2002: 101% Increase in clients with more than one TALX service

Growth Strategy - Acquisitions Three Acquisitions During Fiscal 2005 Sheakley businesses acquired in April 2004 Unemployment cost management business Employment verification business HireXpress - candidate screening and automated hiring services Two tax credit and incentive services companies acquired in October 2004 Net Profit, Inc. TBT Enterprises, Inc. Four Acquisitions During Fiscal 2002 - 2004 Three unemployment cost management companies - UC eXpress Electronic time entry and reporting company - FasTime Criteria Accretive to EPS Provide records for The Work Number database Same or complementary services Strong management

Growth Strategy - Acquisitions Two Recent Acquisitions - Fiscal 2006 Jon-Jay Associates in April 2005 Unemployment cost management business Employment verification business Glick & Glick Consultants in April 2005 Tax credit and incentive services company Benefits of these acquisitions include: An expanded customer base for TALX's enhanced tax management services; Additional employment records that will expand the database for The Work Number; and Excellent cross-selling opportunities for TALX to provide more of its expanding outsourced services to clients desiring fewer vendor relationships

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 Qtr 2 05 Qtr 3 05 Qtr 4 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 14.42 14.19 15.56 21.21

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 4QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 0.14 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 0.24 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 0.08 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 0.02 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 0.27 Other Work Number services * 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13 0.25 * "Other Work Number services includes ePayroll, W-2 eXpress, FasTime and HireXpress FY 2003 FY 2005 FY 2004

The Work Number Services Metrics The Work Number Employment and Income Verification 2.8 million records added to the database during the quarter 16.8 million records added during the year 113.1 million records under contract 106.9 million live 6.2 million in backlog Other Work Number Services Cost savings for clients Strong pipeline ePayroll - 58% revenue growth Q405 over prior year W-2 eXpress - 51% revenue growth Q405 over prior year HireXpress (acquired Q105) - continues to grow sequentially Gross Margin for the 4th Quarter - 70.1%

Tax Management Services Metrics 30% increase in revenues compared to same quarter last year Addition of UCM business acquired from Sheakley (April) Addition of tax credit businesses (October) 22% increase in unemployment tax planning revenue compared to same quarter last year Solid core revenues and cash flows Opportunity to cross-sell specialized unemployment tax consulting and employment tax credit services Gross margin for the quarter declined 60 basis points to 50.9%, year over year, due to the addition of lower margin acquisitions during the year Believe states' unemployment fund crisis should enhance value proposition of service

Key Investment Highlights Market Leadership in Two Payroll and Human Resources Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Proven Business Model Revenue growth EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow